EXHIBIT 99.1

                                  CERTIFICATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss. 1350, as adopted), Linda H. Masterson, Chief Executive Officer of LifePoint, Inc. (the "Company"), and Donald W. Rutherford, Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:

1. The Company's Quarterly Report on Form 10-Q for the period ended June 30, 2003, to which this Certification is attached as Exhibit 99.1 (the "PERIODIC REPORT") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 19th, day of August, 2003.

                                                     /s/ Linda H. Masterson
                                                     ---------------------------
                                                     Linda H. Masterson
                                                     Chief Executive Officer

                                                     /s/ Donald W. Rutherford
                                                     ---------------------------
                                                     Donald W. Rutherford
                                                     Chief Financial Officer

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